UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22080
                                                    -----------

                        First Trust Dividend Income Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: August 31, 2016
                                           -------------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2016 (UNAUDITED)

    SHARES                                     DESCRIPTION                                     VALUE
---------------  ------------------------------------------------------------------------  --------------
COMMON STOCKS - 81.8%

                 AEROSPACE & DEFENSE - 1.4%
          9,500  Honeywell International, Inc. (a).......................................  $    1,108,745
                                                                                           --------------

                 AUTOMOBILES - 1.3%
         30,000  General Motors Co.......................................................         957,600
                                                                                           --------------

                 BANKS - 10.9%
         28,000  BB&T Corp. (a)..........................................................       1,078,000
         40,000  Fifth Third Bancorp.....................................................         806,400
         43,000  JPMorgan Chase & Co. (a)................................................       2,902,500
         25,000  PacWest Bancorp.........................................................       1,082,750
         49,000  Wells Fargo & Co. (a)...................................................       2,489,200
                                                                                           --------------
                                                                                                8,358,850
                                                                                           --------------

                 BIOTECHNOLOGY - 2.2%
         26,000  AbbVie, Inc. (a)........................................................       1,666,600
                                                                                           --------------

                 CAPITAL MARKETS - 2.2%
         27,500  Charles Schwab (The) Corp...............................................         865,150
         25,000  Invesco Ltd.............................................................         779,750
                                                                                           --------------
                                                                                                1,644,900
                                                                                           --------------

                 CHEMICALS - 1.8%
         15,000  Dow Chemical (The) Co...................................................         804,600
          7,500  LyondellBasell Industries N.V., Class A.................................         591,675
                                                                                           --------------
                                                                                                1,396,275
                                                                                           --------------

                 COMMERCIAL SERVICES & SUPPLIES - 1.3%
         65,000  Covanta Holding Corp....................................................         967,850
                                                                                           --------------

                 COMMUNICATIONS EQUIPMENT - 1.0%
         25,000  Cisco Systems, Inc......................................................         786,000
                                                                                           --------------

                 CONSUMER FINANCE - 1.3%
         15,500  American Express Co.....................................................       1,016,490
                                                                                           --------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
         43,200  AT&T, Inc. (a)..........................................................       1,766,016
         12,700  Verizon Communications, Inc. (a)........................................         664,591
                                                                                           --------------
                                                                                                2,430,607
                                                                                           --------------

                 ELECTRIC UTILITIES - 2.5%
         25,000  Exelon Corp.............................................................         850,000
         30,000  PPL Corp. (a)...........................................................       1,043,400
                                                                                           --------------
                                                                                                1,893,400
                                                                                           --------------

                 ENERGY EQUIPMENT & SERVICES - 0.3%
         33,500  Noble Corp. PLC.........................................................         192,960
                                                                                           --------------

                 FOOD & STAPLES RETAILING - 1.9%
         15,500  CVS Health Corp.........................................................       1,447,700
                                                                                           --------------

                 FOOD PRODUCTS - 2.2%
         17,000  B&G Foods, Inc..........................................................         807,160


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2016 (UNAUDITED)

    SHARES                                     DESCRIPTION                                     VALUE
---------------  ------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

                 FOOD PRODUCTS (CONTINUED)
         10,000  Kraft Heinz (The) Co....................................................  $      894,900
                                                                                           --------------
                                                                                                1,702,060
                                                                                           --------------

                 HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
         22,300  Medtronic PLC (a).......................................................       1,940,769
                                                                                           --------------

                 HOTELS, RESTAURANTS & LEISURE - 3.1%
         17,500  DineEquity, Inc. (a)....................................................       1,364,825
         20,000  Six Flags Entertainment Corp. (a).......................................         975,400
                                                                                           --------------
                                                                                                2,340,225
                                                                                           --------------

                 INDUSTRIAL CONGLOMERATES - 4.0%
         97,000  General Electric Co. (a)................................................       3,030,280
                                                                                           --------------

                 INSURANCE - 4.9%
         23,000  Arthur J. Gallagher & Co................................................       1,136,430
         12,000  Chubb, Ltd..............................................................       1,523,160
         24,500  MetLife, Inc............................................................       1,063,300
                                                                                           --------------
                                                                                                3,722,890
                                                                                           --------------

                 IT SERVICES - 1.2%
         10,000  Automatic Data Processing, Inc. (a).....................................         898,100
                                                                                           --------------

                 MEDIA - 3.5%
         30,000  Cinemark Holdings, Inc..................................................       1,159,500
         43,000  National CineMedia, Inc.................................................         642,850
         40,000  Regal Entertainment Group, Class A (a)..................................         855,200
                                                                                           --------------
                                                                                                2,657,550
                                                                                           --------------

                 MULTI-UTILITIES - 1.3%
         11,000  DTE Energy Co. (a)......................................................       1,021,900
                                                                                           --------------

                 OIL, GAS & CONSUMABLE FUELS - 8.6%
         18,000  Chevron Corp. (a).......................................................       1,810,440
         20,500  ConocoPhillips (a)......................................................         841,525
         12,000  Exxon Mobil Corp........................................................       1,045,680
         10,000  Occidental Petroleum Corp. (a)..........................................         768,500
         29,800  Royal Dutch Shell PLC, ADR, Class A (a).................................       1,457,220
         13,200  TOTAL S.A., ADR (a).....................................................         630,300
                                                                                           --------------
                                                                                                6,553,665
                                                                                           --------------

                 PHARMACEUTICALS - 7.6%
         40,000  Merck & Co., Inc. (a)...................................................       2,511,600
         95,000  Pfizer, Inc. (a)........................................................       3,306,000
                                                                                           --------------
                                                                                                5,817,600
                                                                                           --------------

                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
         60,000  Intel Corp. (a).........................................................       2,153,400
                                                                                           --------------

                 SOFTWARE - 2.8%
         37,000  Microsoft Corp..........................................................       2,126,020
                                                                                           --------------


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2016 (UNAUDITED)

 SHARES/UNITS                                  DESCRIPTION                                     VALUE
---------------  ------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

                 TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
          8,600  Apple, Inc. (a).........................................................  $      912,460
                                                                                           --------------

                 TOBACCO - 4.8%
         27,000  Altria Group, Inc. (a)..................................................       1,784,430
         19,000  Philip Morris International, Inc. (a)...................................       1,898,670
                                                                                           --------------
                                                                                                3,683,100
                                                                                           --------------
                 TOTAL COMMON STOCKS.....................................................      62,427,996
                 (Cost $63,086,785)                                                        --------------

MASTER LIMITED PARTNERSHIPS - 3.7%

                 CAPITAL MARKETS - 1.0%
         28,500  Blackstone Group, L.P...................................................         781,470
                                                                                           --------------

                 OIL, GAS & CONSUMABLE FUELS - 2.7%
         26,000  Alliance Resource Partners, L.P.........................................         530,140
         16,700  Energy Transfer Partners, L.P...........................................         666,998
         19,000  Enterprise Products Partners, L.P.......................................         501,600
         18,000  Golar LNG Partners, L.P.................................................         349,560
                                                                                           --------------
                                                                                                2,048,298
                                                                                           --------------
                 TOTAL MASTER LIMITED PARTNERSHIPS.......................................       2,829,768
                 (Cost $3,543,799)                                                         --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.5%

                 CAPITAL MARKETS - 1.5%
         71,000  Ares Capital Corp.......................................................       1,147,360
                 (Cost $1,216,235)                                                         --------------

   PRINCIPAL                                                                   STATED
     VALUE                      DESCRIPTION                    RATE (b)     MATURITY (c)       VALUE
---------------  ------------------------------------------  ------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 18.5%

                 CAPITAL MARKETS - 0.3%
$       193,652  American Beacon Advisors, Inc., Term Loan
                    B .....................................     5.50%         03/15/22            191,354
                                                                                           --------------

                 CHEMICALS - 0.1%
         98,749  Ineos US Finance LLC, 2022 Dollar Term
                    Loan ..................................     4.25%         03/31/22             98,935
                                                                                           --------------

                 COMMERCIAL SERVICES & SUPPLIES - 0.3%
        195,000  WTG Holdings III Corp. (EWT Holdings III
                    Corp.), Term Loan (First Lien) ........     4.75%         01/15/21            195,488
                                                                                           --------------

                 CONSUMER FINANCE - 0.3%
        237,292  Walter Investment Management Corp.,
                    Tranche B Term Loan ...................     4.75%         12/18/20            217,122
                                                                                           --------------


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                   STATED
     VALUE                      DESCRIPTION                    RATE (b)     MATURITY (c)       VALUE
---------------  ------------------------------------------  ------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 CONTAINERS & PACKAGING - 0.2%
$       122,242  Anchor Glass Container Corp., Term B
                    Loan ..................................     4.75%         07/01/22     $      123,006
                                                                                           --------------

                 DIVERSIFIED CONSUMER SERVICES - 1.1%
        352,941  Asurion LLC, Term Loan (Second Lien) .....     8.50%         03/03/21            351,529
        229,381  Asurion LLC, Incremental Tranche B-1 Term
                    Loan ..................................     5.00%         05/24/19            229,507
        234,057  Asurion LLC, Incremental Tranche B-4 Term
                    Loan ..................................     5.00%         08/04/22            233,973
                                                                                           --------------
                                                                                                  815,009
                                                                                           --------------

                 DIVERSIFIED FINANCIAL SERVICES - 1.3%
        198,500  AlixPartners LLP, Initial Term Loan ......     4.50%         07/15/22            199,492
        297,664  Duff & Phelps Corp., Initial Term Loan ...     4.75%         04/23/20            297,108
        478,804  First Data Corp., 2021 New Dollar Term
                    Loan ..................................     4.49%         03/24/21            481,021
                                                                                           --------------
                                                                                                  977,621
                                                                                           --------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
        250,000  Level 3 Financing, Inc., Tranche B-II 2022
                    Term Loan .............................     3.50%         05/31/22            251,145
                                                                                           --------------

                 FOOD & STAPLES RETAILING - 1.2%
        439,917  Albertson's LLC, New Term B4 Loan ........     4.50%         08/25/21            441,624
        499,708  BJ's Wholesale Club, Inc., New 2013
                    (November) Replacement Loan (First
                    Lien) .................................     4.50%         09/26/19            499,223
                                                                                           --------------
                                                                                                  940,847
                                                                                           --------------

                 FOOD PRODUCTS - 1.3%
      1,000,000  New HB Acquisition LLC, Term B Loan
                    (Second Lien) .........................     8.50%         08/03/23          1,001,250
                                                                                           --------------

                 HEALTH CARE PROVIDERS & SERVICES - 1.8%
        317,613  CareCore National LLC, Term Loan .........     5.50%         03/05/21            309,672
         63,339  CHS/Community Health Systems, Inc.,
                    Incremental 2021 Term H Loan ..........     4.00%         01/27/21             60,692
        246,875  Curo Health Services Holdings, Inc.,
                    Term B Loan (First Lien) ..............     6.50%         02/07/22            246,875
        671,375  Healogics, Inc. (CDRH Parent, Inc.),
                    Initial Term  Loan (First Lien) .......     5.25%         07/01/21            570,669
        223,875  U.S. Renal Care, Inc., Term Loan B .......     5.25%         12/30/22            215,480
                                                                                           --------------
                                                                                                1,403,388
                                                                                           --------------

                 HOTELS, RESTAURANTS & LEISURE - 4.3%
        736,931  Amaya Holdings B.V., Initial Term B Loan
                    (First Lien) ..........................     5.00%         08/01/21            728,869


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                   STATED
     VALUE                      DESCRIPTION                    RATE (b)     MATURITY (c)       VALUE
---------------  ------------------------------------------  ------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 HOTELS, RESTAURANTS & LEISURE (CONTINUED)
$       637,000  Caesars Growth Partners LLC, Term B Loan
                    (First Lien) ..........................     6.25%         05/08/21     $      612,316
        370,125  CityCenter Holdings LLC, Term B Loan .....     4.25%         10/16/20            372,054
        390,181  Focus Brands, Inc., Refinancing Term Loan
                    (First Lien) ..........................     4.25%         02/21/18            391,402
        319,323  Planet Fitness Holdings LLC, Term Loan ...     4.50%         03/31/21            321,319
        638,625  Portillo's Holdings LLC, Term B Loan
                    (First Lien) ..........................     4.75%         08/02/21            633,305
        210,536  Red Lobster Management LLC, Initial Term
                    Loan (First Lien) .....................     6.25%         07/28/21            211,062
                                                                                           --------------
                                                                                                3,270,327
                                                                                           --------------

                 INSURANCE - 0.7%
         98,629  Amwins Group LLC, Term Loan B ............     4.75%         09/06/19             99,104
        243,658  Confie Seguros Holding II Co., Term B Loan
                    (First Lien) ..........................     5.75%         11/09/18            241,587
        218,813  USI, Inc. (Compass Investors, Inc.),
                    Initial Term Loan .....................     4.25%         12/27/19            218,357
                                                                                           --------------
                                                                                                  559,048
                                                                                           --------------

                 LIFE SCIENCES TOOLS & SERVICES - 0.9%
        426,750  InVentiv Health, Inc., Term B-4 Loan .....     7.75%         05/15/18            427,104
        285,361  Pharmaceutical Product Development, Inc.,
                    Initial Term Loan .....................     4.25%         08/18/22            286,145
                                                                                           --------------
                                                                                                  713,249
                                                                                           --------------

                 MACHINERY - 0.4%
        295,500  Douglas Dynamics LLC, Term Loan B ........     5.25%         12/02/21            296,239
                                                                                           --------------

                 MEDIA - 0.8%
        217,332  Formula One (Delta 2 Lux S.A.R.L.),
                    Facility B3 (USD) .....................     4.75%         07/30/21            216,082
        178,248  Media General, Inc., Term Loan B .........     4.00%         07/31/20            178,248
        244,043  WME IMG Worldwide, Inc., Term Loan
                    (First Lien) ..........................     5.25%         05/06/21            244,273
                                                                                           --------------
                                                                                                  638,603
                                                                                           --------------

                 PHARMACEUTICALS - 0.8%
        319,350  Akorn, Inc., Loan ........................     5.25%         04/16/21            322,144
        195,998  Patheon, Inc. (JLL/Delta Dutch Newco
                    B.V.), Initial Dollar Term ............     4.25%         03/11/21            195,142
         95,041  Valeant Pharmaceuticals International,
                    Inc., Series F-1 Tranche B Term Loan ..     5.50%         04/01/22             95,159
                                                                                           --------------
                                                                                                  612,445
                                                                                           --------------

                 PROFESSIONAL SERVICES - 0.9%
         123,430 Advantage Sales & Marketing, Inc., Initial
                    Term Loan (First Lien) ................     4.25%         07/23/21            122,412
         201,215 Information Resources, Inc., Term Loan ...     4.75%         09/30/20            201,970


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                   STATED
     VALUE                      DESCRIPTION                    RATE (b)     MATURITY (c)       VALUE
---------------  ------------------------------------------  ------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 PROFESSIONAL SERVICES (CONTINUED)
$       342,126  TransUnion LLC, 2015 Term B-2 Loan .......     3.50%         04/09/21     $      343,125
                                                                                           --------------
                                                                                                  667,507
                                                                                           --------------

                 SOFTWARE - 0.6%
        470,139  BMC Software Finance, Inc., Initial US
                    Term Loan .............................     5.00%         09/10/20            448,296
                                                                                           --------------

                 SPECIALTY RETAIL - 0.9%
        339,898  Neiman Marcus Group (The), Inc., Other
                    Term Loan .............................     4.25%         10/25/20            318,655
        221,808  PetSmart, Inc., Tranche B-1 Loan .........     4.25%         03/11/22            222,122
        169,924  Serta Simmons Holdings LLC, Term Loan B ..     4.25%         10/01/19            170,434
                                                                                           --------------
                                                                                                  711,211
                                                                                           --------------
                 TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...............................      14,132,090
                 (Cost $14,323,579)                                                        --------------

                                                                STATED         STATED
    SHARES                      DESCRIPTION                      RATE         MATURITY         VALUE
---------------  ------------------------------------------  ------------  --------------  --------------
$25 PAR PREFERRED SECURITIES - 4.2%

                 BANKS - 1.0%
         31,500  PNC Financial Services Group, Inc.,
                    Series Q ..............................     5.38%           (d)               810,810
                                                                                           --------------

                 CAPITAL MARKETS - 1.0%
         29,300  Goldman Sachs Group, Inc. ................     5.95%           (d)               765,023
                                                                                           --------------

                 CONSUMER FINANCE - 1.5%
         42,800  Discover Financial Services, Series B ....     6.50%           (d)             1,124,784
                                                                                           --------------

                 MARINE - 0.7%
         20,000  Seaspan Corp., Series D ..................     7.95%           (d)               514,600
                                                                                           --------------
                 TOTAL $25 PAR PREFERRED SECURITIES......................................       3,215,217
                 (Cost $3,025,883)                                                         --------------

$100 PAR PREFERRED SECURITIES - 0.9%

                 DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
          7,500  Frontier Communications Corp., Series A ..     11.13%        06/29/18            677,175
                 (Cost $751,518)                                                           --------------

    SHARES                                     DESCRIPTION                                     VALUE
---------------  ------------------------------------------------------------------------  --------------
INVESTMENT COMPANIES - 2.3%

                 CAPITAL MARKETS - 1.6%
          5,500  SPDR S&P 500 ETF Trust..................................................       1,195,920
                                                                                           --------------

                 OIL, GAS & CONSUMABLE FUELS - 0.7%
         27,800  Kayne Anderson MLP Investment Co........................................         547,104
                                                                                           --------------
                 TOTAL INVESTMENT COMPANIES..............................................       1,743,024
                 (Cost $2,147,841)                                                         --------------


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2016 (UNAUDITED)

    SHARES                                     DESCRIPTION                                     VALUE
---------------  ------------------------------------------------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS - 4.5%

         25,000  Blackstone Mortgage Trust, Inc., Class A................................  $      745,500
         12,500  Crown Castle International Corp.........................................       1,184,625
         20,000  Hospitality Properties Trust............................................         609,800
         15,000  Lamar Advertising Co., Class A..........................................         934,950
                                                                                           --------------
                 TOTAL REAL ESTATE INVESTMENT TRUSTS.....................................       3,474,875
                 (Cost $3,137,299)                                                         --------------

                 TOTAL INVESTMENTS - 117.4%..............................................      89,647,505
                 (Cost $91,232,939) (e)                                                    --------------

   NUMBER OF
   CONTRACTS                                   DESCRIPTION                                     VALUE
---------------  ------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.1%)

                 Apple, Inc. Call
             25  @ $110.00 due September 2016............................................          (1,475)
                                                                                           --------------
                 Charles Schwab (The) Corp. Call
             75  @  31.00 due September 2016.............................................          (6,975)
                                                                                           --------------
                 Cisco Systems, Inc. Call
            100  @  31.00 due September 2016.............................................          (6,500)
                                                                                           --------------
                 Energy Transfer Partners L.P. Call
            125  @  43.00 due September 2016.............................................          (1,250)
                                                                                           --------------
                 Intel Corp. Call
            200  @  36.00 due September 2016.............................................          (8,000)
                                                                                           --------------
                 Kraft Heinz (The) Co. Call
             40  @  92.50 due September 2016.............................................          (1,200)
                                                                                           --------------
                 Medtronic PLC Call
            100  @  90.00 due September 2016.............................................          (1,800)
                                                                                           --------------
                 Merck & Co. Call
            150  @  65.00 due September 2016.............................................          (1,650)
                                                                                           --------------
                 S&P 500 Index Calls (f)
             50  @  2,190.00 due September 2016..........................................         (38,000)
            140  @  2,210.00 due September 2016..........................................         (31,500)
                                                                                           --------------
                                                                                                  (69,500)
                                                                                           --------------
                 TOTAL CALL OPTIONS WRITTEN..............................................         (98,350)
                 (Premiums received $197,424)                                              --------------

                 OUTSTANDING LOAN - (19.5%)..............................................     (14,900,000)

                 NET OTHER ASSETS AND LIABILITIES - 2.2%.................................       1,688,148
                                                                                           --------------
                 NET ASSETS - 100.0%.....................................................  $   76,337,303
                                                                                           ==============


                        See Notes to Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2016 (UNAUDITED)


(a) All or a portion of these securities are available to serve as collateral for the outstanding loan and call options written.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at August 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d)   Perpetual maturity.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of August 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,376,681 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,962,115.

(f) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                     LEVEL 2          LEVEL 3
                                                    TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                  VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                  8/31/2016         PRICES           INPUTS           INPUTS
                                                -------------    -------------    -------------    -------------
Common Stocks*................................  $  62,427,996    $  62,427,996    $          --    $          --
Master Limited Partnerships*..................      2,829,768        2,829,768               --               --
Common Stocks - Business Development
   Companies*.................................      1,147,360        1,147,360               --               --
Senior Floating-Rate Loan Interests*..........     14,132,090               --       14,132,090               --
$25 Par Preferred Securities*.................      3,215,217        3,215,217               --               --
$100 Par Preferred Securities*................        677,175          677,175               --               --
Investment Companies*.........................      1,743,024        1,743,024               --               --
Real Estate Investment Trusts.................      3,474,875        3,474,875               --               --
                                                -------------    -------------    -------------    -------------
Total Investments.............................  $  89,647,505    $  75,515,415    $  14,132,090    $          --
                                                =============    =============    =============    =============

                                               LIABILITIES TABLE
                                                                                     LEVEL 2          LEVEL 3
                                                    TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                  VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                  8/31/2016         PRICES           INPUTS           INPUTS
                                                -------------    -------------    -------------    -------------
Call Options Written..........................  $     (98,350)   $     (98,350)   $          --    $          --
                                                =============    =============    =============    =============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at August 31, 2016.


                        See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                          AUGUST 31, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

On March 18, 2016, First Trust announced that the Fund's Board of Trustees approved the merger of the Fund into First Trust High Income ETF (Nasdaq: FTHI), an actively managed exchange-traded fund ("ETF") managed by First Trust, and a series of First Trust Exchange-Traded Fund VI (the "Trust"). FTHI will be the surviving fund. Under the terms of the proposed transaction, which is expected to be tax-free, the Fund's assets would be transferred to, and the Fund's liabilities would be assumed by, FTHI, and the Fund's shareholders would receive shares of FTHI with a value equal to the aggregate net asset value of the Fund's shares held by them. On October 3, 2016, the proposed transaction was approved by the Fund's shareholders. The transaction was consummated on October 24, 2016.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts, MLPs and other securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                          AUGUST 31, 2016 (UNAUDITED)


      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loan Floating-Rate Loan interests ("Senior Loans") (1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Portfolio of Investments include Senior Loans.

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                          AUGUST 31, 2016 (UNAUDITED)


Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer or borrower;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the borrower;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;

     11) the prospects for the borrower's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's competitive position within the industry;

     13) borrower's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2016, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. The option strategy is managed by Chartwell Investment Partners, LLC, the Sub-Advisor. The Fund will not write (sell) "naked" or uncovered options. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                          AUGUST 31, 2016 (UNAUDITED)


without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of August 31, 2016.

                           3. DERIVATIVE TRANSACTIONS

Written option activity for the Fund for the fiscal year-to-date period (December 1, 2015 through August 31, 2016) was as follows:

                                                NUMBER OF
WRITTEN OPTIONS                                 CONTRACTS       PREMIUMS
-------------------------------------------------------------------------
Options outstanding at November 30, 2015......      1,970     $   224,113
Options Written...............................     15,470       2,773,489
Options Expired...............................    (10,195)       (768,247)
Options Exercised.............................     (1,035)        (65,508)
Options Closed................................     (5,205)     (1,966,423)
                                                ---------     -----------
Options outstanding at August 31, 2016........      1,005     $   197,424
                                                =========     ===========

ITEM 2. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           First Trust Dividend Income Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas
                                        President and Chief Executive Officer
                                        (principal executive officer)

Date: October 20, 2016
     --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas
                                        President and Chief Executive Officer
                                        (principal executive officer)

Date: October 20, 2016
     --------------------


By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: October 20, 2016
     --------------------


*Print the name and title of each signing officer under his or her signature.